Bahl & Gaynor Income Growth ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Consumer Discretionary — 7.8%
9,138	Home Depot, Inc.	$3,505,337
14,353	McDonald's Corporation	4,046,828
29,762	Starbucks Corporation	2,719,949
		10,272,114
	Consumer Staples — 12.1%
68,628	Keurig Dr Pepper, Inc.	2,104,821
65,918	Mondelez International, Inc. - Class A	4,614,260
27,400	PepsiCo, Inc.	4,795,274
27,629	Procter & Gamble Company	4,482,805
		15,997,160
	Energy — 9.4%
25,462	Chevron Corporation	4,016,376
10,387	Exxon Mobil Corporation	1,207,385
56,671	Kinder Morgan, Inc.	1,039,346
19,800	Phillips 66	3,234,132
75,135	Williams Companies, Inc.	2,928,011
		12,425,250
	Financials — 12.5%
7,696	CME Group, Inc.	1,656,872
8,713	JPMorgan Chase & Company	1,745,214
16,965	Marsh & McLennan Companies, Inc.	3,494,451
22,043	PNC Financial Services Group, Inc.	3,562,148
13,878	Travelers Companies, Inc.	3,193,883
65,701	U.S. Bancorp	2,936,835
		16,589,403
	Health Care — 15.2%
9,908	Abbott Laboratories	1,126,143
30,877	AbbVie, Inc.	5,622,702
2,610	Amgen, Inc.	742,075
8,595	Eli Lilly & Company	6,686,566
44,983	Merck & Company, Inc.	5,935,507
		20,112,993
	Industrials — 13.6%
10,414	Automatic Data Processing, Inc.	2,600,792
15,228	Eaton Corporation plc	4,761,491
13,045	Fastenal Company	1,006,291
2,443	General Dynamics Corporation	690,123
7,502	Illinois Tool Works, Inc.	2,013,012
5,275	Lockheed Martin Corporation	2,399,439
13,952	Paychex, Inc.	1,713,306
9,882	RTX Corporation	963,791
12,568	United Parcel Service, Inc. - Class B	1,867,982
		18,016,227
	Information Technology — 16.7%
5,785	Broadcom, Inc.	7,667,497
40,657	Cisco Systems, Inc.	2,029,191
46,061	Corning, Inc.	1,518,171
16,457	Dell Technologies, Inc. - Class C	1,877,908
6,567	Microsoft Corporation	2,762,868
5,744	NXP Semiconductors NV	1,423,191
10,419	QUALCOMM, Inc.	1,763,937
17,583	Texas Instruments, Inc.	3,063,134
		22,105,897
	Materials — 2.3%
12,628	Air Products and Chemicals, Inc.	3,059,386
	Real Estate — 3.8%
18,837	Prologis, Inc.	2,452,954
47,462	Realty Income Corporation	2,567,694
		5,020,648
	Utilities — 6.1%
48,620	NextEra Energy, Inc.	3,107,304
25,281	PPL Corporation	695,986
41,031	Sempra	2,947,257
15,692	WEC Energy Group, Inc.	1,288,627
		8,039,174
	TOTAL COMMON STOCKS (Cost $95,383,286)	131,638,252

	SHORT-TERM INVESTMENTS — 0.4%
Principal Amount	U.S. Treasury Bills — 0.4%
$41,000	United States Treasury Bill, 5.28%, 5/16/2024 (a)	40,732
24,000	United States Treasury Bill, 5.31%, 5/30/2024 (a)	23,793
81,000	United States Treasury Bill, 5.34%, 6/6/2024 (a)	80,226
164,000	United States Treasury Bill, 5.35%, 6/13/2024 (a)	162,267
234,000	United States Treasury Bill, 5.35%, 6/20/2024 (a)	231,291
35,000	United States Treasury Bill, 5.32%, 6/27/2024 (a)	34,559
		572,868
	TOTAL SHORT-TERM INVESTMENTS (Cost $572,913)	572,868

	TOTAL INVESTMENTS (Cost $95,956,199) — 99.9%	132,211,120
	Other Assets in Excess of Liabilities — 0.1%	83,594
	NET ASSETS — 100.0%	$132,294,714

Percentages are stated as a percent of net assets.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

(a) Zero coupon bond; effective yield is shown.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Bahl & Gaynor Income Growth ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$131,638,252	$–	$–	$131,638,252
Short-Term Investments	–	572,868	–	572,868
Total Investments in Securities	$131,638,252	$572,868	$–	$132,211,120

(a) See Schedule of Investments for breakout of investments by sector.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.